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                                                                    EXHIBIT 23.3

                         CONSENT OF INDEPENDENT AUDITOR


     We consent to the incorporation by reference in the Registration Statement (Form S-8) of our report dated January 30, 1998 with respect to the Consolidated Financial Statements and Schedule of Koppers Industries, Inc. included in its 1997 Annual Report (Form 10-K) filed with the Securities and Exchange Commission.

                              /s/   ERNST & YOUNG, LLP

Pittsburgh, Pennsylvania

July 15, 1998